Quarterly Holdings Report
for

Fidelity Advisor® Utilities Fund

October 31, 2020

AFUG-QTLY-1220
1.809068.117

Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Electric Utilities - 61.5%
Electric Utilities - 61.5%
American Electric Power Co., Inc.	318,817	$28,671,213
Duke Energy Corp.	188,351	17,349,011
Edison International	766,590	42,959,704
Entergy Corp.	275,505	27,886,616
Evergy, Inc.	469,989	25,943,393
Exelon Corp.	978,772	39,043,215
FirstEnergy Corp.	1,011,816	30,071,172
NextEra Energy, Inc.	1,039,748	76,119,949
NRG Energy, Inc.	365,415	11,554,422
PG&E Corp. (a)(b)	1,984,244	18,969,373
Pinnacle West Capital Corp.	72,800	5,938,296
PNM Resources, Inc.	45,249	2,262,450
Portland General Electric Co.	33,625	1,321,463
Southern Co.	489,587	28,126,773
		356,217,050
Independent Power and Renewable Electricity Producers - 11.5%
Independent Power Producers & Energy Traders - 9.4%
Clearway Energy, Inc.:
Class A	66,926	1,754,130
Class C	438,682	12,353,285
The AES Corp.	1,620,320	31,596,240
Vistra Corp.	507,027	8,807,059
		54,510,714
Renewable Electricity - 2.1%
NextEra Energy Partners LP	146,785	9,218,098
Sunnova Energy International, Inc. (a)	121,400	2,920,884
		12,138,982

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		66,649,696

Multi-Utilities - 24.9%
Multi-Utilities - 24.9%
CenterPoint Energy, Inc. (b)	1,284,169	27,134,491
Dominion Energy, Inc.	712,790	57,265,549
NiSource, Inc.	267,652	6,147,966
Public Service Enterprise Group, Inc.	485,305	28,220,486
Sempra Energy	203,300	25,485,688
		144,254,180
Water Utilities - 0.4%
Water Utilities - 0.4%
Essential Utilities, Inc.	56,500	2,327,800
TOTAL COMMON STOCKS
(Cost $485,983,954)		569,448,726

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.10% (c)	8,644,927	8,646,656
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	6,654,615	6,655,280
TOTAL MONEY MARKET FUNDS
(Cost $15,301,936)		15,301,936
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $501,285,890)		584,750,662
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(5,442,836)
NET ASSETS - 100%		$579,307,826

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$835
Fidelity Securities Lending Cash Central Fund	1,269
Total	$2,104

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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